TRINITY COMPANIES, INC.

                          STOCK PURCHASE AGREEMENT
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     This Stock Purchase Agreement (the "Agreement") is made as of the 1st day of October, 2002, by and between Trinity Companies, Inc., a Utah corporation (the "Company") and Doug Cole. ("Purchaser").

     The parties hereby agree as follows:

     1.   Purchase and Sale of Stock.
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          1.1  Sale and Issuance of Stock.  Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to Purchaser at the Closing 500,000 shares of Common Stock (the "Stock") for the aggregate purchase price of $12,500 (equivalent to $0.025 per share) payable at Closing.

          1.2 Consideration. The purchase price shall be payable by Purchaser in the form of the cancellation of the Company's obligation to pay to Purchaser $12,500 as compensation for services performed by Purchaser for the Company ("Compensation Obligation").

          1.3  Closing; Delivery.

               (a) The purchase and sale of the Stock shall take place as soon as possible on such date as the Company and Purchaser mutually agree upon, orally or in writing (the "Closing").

               (b) At the Closing, the Company shall deliver to Purchaser a certificate representing the Stock being purchased thereby against the Purchaser's cancellation of the Compensation Obligation.

     2. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to Purchaser as follows :

          2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

          2.2 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Stock has been taken or will be taken prior to the Closing, and this Agreement, when executed and delivered by the Company, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

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          2.3  Valid Issuance of Securities.  The Stock that is being issued to Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

          2.4 Disclosure. The Company has made available to Purchaser its most recent annual report on Form 10-K (the "Form 10-K") for the year ended September 30, 2001 and all other reports or documents required to be filed by The Company pursuant to Section 13(a) or 15(d) of the 1934 Act since the filing of the Form 10-K through the date hereof and, hereafter, through the Closing Date.

     3. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Company that:

          3.1 Purchase Entirely for Own Account; Ability to Bear Risk. This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's execution of this Agreement, Purchaser hereby confirms, that the Stock to be acquired by Purchaser will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock. Purchaser's present financial condition is such that Purchasert is under no present or contemplated future need to dispose of the Stock or any portion thereof to satisfy any existing or contemplated undertaking, need, or indebtedness. Purchaser is capable of bearing the economic risk and the burden of this venture, including, but not limited to, the possibility of the complete loss of the purchase amount and the limited transferability of the Stock, which may make the liquidation of the Stock impossible for the indefinite future.

          3.2 Disclosure of Information. Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and has had an opportunity to review the Company's filings referenced in Section 2.4 hereof. Purchaser confirms that all documents requested by Purchaser have been made available and that Purchaser has been supplied with all of the additional information concerning the Stock and the Company that has been requested.

          3.3 Legends. Purchaser understands that the Stock, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

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               (a)  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR STATE SECURITIES LAWS, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAWS."

               (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

          3.4 Restricted Securities. Purchaser understands that the Stock has not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser's representations as expressed herein. Purchaser understands that the Stock is characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Stock may be resold without registration under the Securities Act only in certain limited circumstances.

          3.5 Accredited Investor. Purchaser is an accredited investor as defined in Rule 501 (a) of Regulation D promulgated under the Act.

          3.6 Knowledge and Experience. Purchaser is experienced in evaluating and making speculative investments, and has the capacity to protect his interests in connection with the purchase of the Stock. Purchaser has such knowledge and experience in financial and business matters in general, and investments in particular, that he is capable of evaluating the merits and risks of his purchase of the Stock.

          3.7 Manner of Sale. Purchaser has had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of this transaction.

     4. Conditions of Purchaser' Obligations at Closing. The obligations of Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          4.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          4.2 Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

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          4.3  Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

     5. Conditions of the Company's Obligations at Closing. The obligations of the Company to Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          5.1 Representations and Warranties. The representations and warranties of Purchaser contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2 Performance. All covenants, agreements and conditions contained in this Agreement to be performed by Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

          5.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

     6.   Miscellaneous.

          6.1 Survival of Warranties. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

          6.2 Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.3 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Utah, without giving effect to principles of conflicts of law.

          6.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

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          6.5  Entire Agreement.  This Agreement, and the documents
referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

                         [Signature page to follow]
























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     The parties have executed this Stock Purchase Agreement as of the date first written above.


                               COMPANY:

                               TRINITY COMPANIES, INC.



                               By:

                               Name:  Doug Cole
                               Title:  President

                               Address:  2526 Durant Ave, 1st Floor
                                         Berkeley, CA 94704
                                         Attention:  Doug Cole



                               PURCHASER:


                               Name:  Doug Cole
                               Address:  1896 School Street
                                         Moraga, California 94556






                 SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT


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